EXHIBIT 10.22



                          FIRST AMERICAN RAILWAYS, INC.
                      1996 NON-QUALIFIED STOCK OPTION PLAN


        1. PURPOSE. The purpose of this Plan is to advance the interests of FIRST AMERICAN RAILWAYS, INC., a Nevada corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management, consulting and other key services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

        2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Committee" shall mean the stock option committee appointed by the Board pursuant to Section 12 hereof or, if not appointed, the Board.

                  (c) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

                  (d) "Director" shall mean a member of the Board.

                  (e) "Employee" and "employment" shall, except where the context otherwise requires, mean or refer to a Director and his Directorship or to a consultant and his consultancy, as well as to a regular employee and his employment.

                  (f) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of the Common Stock on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Common Stock on such exchange , as reported in any newspaper of general circulation, (ii) if the Common Stock is not listed or admitted for trading on any United States national securities exchange, the average of the high and low sale prices of the Common Stock for such day reported on The Nasdaq SmallCap Market or a comparable consolidated transaction reporting system, or if no sales are reported for such day, such average for the most recent business day within five business days before such day for which sales are reported, or (iii) if neither clause (i) nor (ii) is applicable, the average between the lowest bid and highest asked quotations for Common Stock on such day as reported by The Nasdaq SmallCap Market or the National Quotation Bureau, Incorporated, if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding business days.

                  (g) "Grantee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (h) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.



                  (i) "Non-Employee Director" shall have the meaning given to that term in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended.

                  (j) "Non-Qualified Stock Option" means an option to purchase shares of Common Stock which is intended not to qualify as an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (k) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (l) "Plan" shall mean this 1996 Non-Qualified Stock Option Plan for FIRST AMERICAN RAILWAYS, INC.

                  (m) "Share(s)" shall mean a share or shares of the Common
         Stock.

                  (n) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        3. SHARES AND OPTIONS. The Company may grant to Grantees from time to time Options to purchase an aggregate of up to 717,500 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. All Options granted under this Plan shall be Non-qualified Stock Options. If any Option granted under this Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

        4.        CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an Option agreement that may contain any terms deemed necessary or desirable by the Committee, including, but not limited to, a requirement that the Grantee agree that, for a specified period after termination of his employment, he will not enter into any employment with, or participate directly or indirectly in, any entity which is directly or indirectly competitive with the Company, provided such terms are not inconsistent with this Plan or any applicable law. Grantees shall be selected by the Committee in its discretion and shall be employees and Directors and consultants who are not employees.

                  (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Grantee for a specified period of time, provided that such terms and conditions are not more favorable to the Grantee than those expressly permitted herein.

                  (c) The Options granted to Grantees under this Plan shall be in addition to regular salaries, Directors' fees, consulting fees, pension, life insurance or other benefits related to their employment, consultancies or Directorships with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment, consultancy or Directorship or continuation of employment, consultancy or Directorship by the Company or its Subsidiaries.

                  (d) The Committee in its sole discretion shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Option.

        5. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee; provided, however, that in no event shall the option price per Share of any Option be less than 100% of the Fair Market Value of the Shares underlying such Option on the business day immediately preceding the date such Option is granted; and provided further, however, that the option price of any Option granted to a consultant shall be no less than the greater of (i) the minimum price determined as set forth above in this Section 5, and (ii) the minimum price required to avoid the applicability of any purchase price, exercise price or conversion price adjustment provision pursuant to any then-effective agreement binding the Company in connection with the issuance of options, warrants and/or convertible securities.

        6.       EXERCISE OF OPTIONS. An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Grantee's payment to the Company of the amount, if any, that is necessary for the Company or Subsidiary employing the Grantee to withhold in accordance with applicable federal or state tax withholding requirements. Unless further limited by the Committee in any Option agreement, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the business day immediately preceding the date the Option is exercised. No Grantee or permitted transferee(s) thereof shall be deemed to be a holder of any Shares subject to an Option unless and until exercise has been completed pursuant to clauses (i-iii) above. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of exercise, except as expressly provided in Section 9 hereof.

        7. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in the corresponding Option agreement, except as otherwise provided in this Section 7.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Except to the extent otherwise provided in any Option agreement or any then-effective employment agreement between the Grantee and the Company (an "Employment Agreement"), each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall
                  include a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that any "individual," "entity" or "group" (as those terms are defined in the Securities Exchange Act of 1934, as amended) owns more than 50% of the voting capital stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                     (ii) if the stockholders of the Company shall approve a
                  plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                      (iii) if the stockholders of the Company shall approve a
                  plan for the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company (unless such approved plan is subsequently abandoned).

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised.

        8.        TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
                  Grantee's employment is terminated for any reason other than by reason of (A) Cause (which, for purposes of this Plan, shall have the meaning contained in the applicable terms of any then-effective Employment Agreement or, in the absence of such applicable terms, shall mean the Grantee's willful misconduct or gross negligence), (B) a mental or physical disability as determined pursuant to the applicable terms of any then-effective Employment Agreement or, in the absence of such applicable terms, by a medical doctor satisfactory to the Committee, (C) death, or (D) voluntary termination by the Grantee before the Grantee reaches age 65 or completes 30 years of employment by the Company (a "Voluntary Termination"); provided, however, that the three-month period may be extended by the Committee in its discretion to up to 18 months;

                           (ii) immediately upon a Voluntary Termination or the
                  termination of the Grantee's employment for Cause;

                           (iii) six months after the date on which the
                  Grantee's employment is terminated by reason of a mental or physical disability as determined in accordance with Subsection 8(a)(i)(B) above, except in the event that a then-effective Employment Agreement provides for full vesting upon termination for disability, in which case the Option shall terminate on its expiration date determined pursuant to Subsection 7(a);

                           (iv) (A) 12 months after the date of termination of
                  the Grantee's employment by reason of death of the Grantee, or
                  (B) six months after the date on which the Grantee shall die if such death shall occur during the six-month period specified in Subsection 8(a)(iii) hereof, except in the event that a then-effective Employment Agreement provides for full vesting upon death, in which case the Option shall terminate on its expiration date determined pursuant to Subsection 7(a); or

                           (v) the expiration date of the Option determined
                  pursuant to Subsection 7(a).

                  (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 7(b)(ii) or (iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such corporate transaction.

        9.        ADJUSTMENT OF SHARES.

                  (a) If, at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
                  maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
                  number of Shares and the option price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate option price.

                  (b) Subject to the specific terms of any Option agreement, the Committee may change the terms of Options outstanding under this Plan with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 7(b)(ii) or (iii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or option price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

       10. TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, nor shall any Option be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect.

       11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to ensure compliance with any applicable federal or state securities law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Grantee to
                  the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
                  be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

       12.        ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by a Committee consisting of not less than three Directors, all of whom shall be Non-Employee Directors; provided, however, that if no Committee is appointed, the Board may administer the Plan. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting (which may occur by telephone) or (ii) without a meeting by the unanimous written approval of the members of the Committee.

       13.        INTERPRETATION.

                  (a) If any provision of the Plan should be held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (b) This Plan shall be governed by the laws of the State of Nevada.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

                  (e) This Plan is intended to meet the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") in order to provide Directors and executive officers of the Company with certain exemptions from the application of Section 16(b) of the Exchange Act.

       14. AMENDMENT AND TERMINATION OF THE PLAN. The Committee may from time to time amend the Plan or any Option consistent with the Plan and the Committee may at any time terminate the Plan; provided, however, that no amendment or termination of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Grantee without the consent of such Grantee.

       15. EFFECTIVE DATE AND TERMINATION DATE. The effective date of this Plan shall be June 1, 1996, and the Plan shall terminate on the 10th anniversary of the effective date. After such termination date, no Options may be granted hereunder; provided, however, that Options outstanding at such date may be exercised pursuant to their terms.


Dated as of the 1st                           FIRST AMERICAN RAILWAYS, INC.
day of June, 1996


                                              By:
                                                  -----------------------------
                                                       Allen C. Harper,
                                                       Chairman and Chief
                                                       Executive Officer

                          FIRST AMERICAN RAILWAYS, INC.
                      1996 NON-QUALIFIED STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Option Agreement") is made as of _______________ between FIRST AMERICAN RAILWAYS, INC., a Nevada corporation (the "Company"), and _________________________________ (the
"Grantee"). The Company desires, by affording Grantee an opportunity to purchase __________ shares of the Company's $.001 per share par value common stock (the "Common Stock"), to carry out the purposes of the Company's 1996 Non-Qualified Stock Option Plan dated as of June 1, 1996 (the "Plan"). In consideration of the mutual covenants herein set forth, the parties agree as follows:

        1.        GRANT OF OPTION.

                  (a) The Company grants to the Grantee the right (the "Option") to purchase an aggregate of __________ shares of the Common Stock on the terms and conditions herein set forth, which Option shall vest and become exercisable in _____ equal annual installments, the first annual installment vesting on the date of this Option Agreement, provided that the Option shall vest and become fully exercisable in accordance with the applicable terms of any then-effective employment agreement between the Grantee and the Company (the "Employment Agreement") or, in the absence of such applicable terms, immediately if:

                           (i) there occurs any transaction (which shall include
                  a series of transactions occurring within 60 days or occurring pursuant to a plan) that has the result that any "individual," "entity" or "group" (as those terms are defined in the Securities Exchange Act of 1934, as amended) owns more than 50% of the voting capital stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) the stockholders of the Company shall approve a
                  plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) the stockholders of the Company shall approve a
                  plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (b) All terms and conditions of the Plan, a copy of which is attached hereto, are incorporated herein by reference.

        2. PURCHASE PRICE. The purchase price of each share of the Common Stock covered by this Option shall be $__________ per share.

        3. TERM OF OPTION. The term of the Option shall be __ years from the date hereof, subject to earlier termination as provided in paragraph 6 hereof.

        4. NONTRANSFERABILITY. The Option shall not be transferable otherwise than by will or the laws of descent and distribution. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law, and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option shall be without effect.

        5.        EMPLOYMENT.

                  (a) In consideration of the granting of the Option and regardless of whether or not the Option shall be exercised, the Grantee will, during his employment, devote time, energy and skill to the service of the Company. For purposes of this Option Agreement, "employee" and "employment" shall, where appropriate, mean or refer to a Director and his Directorship and to a consultant and his consultancy.

                  (b) Nothing in this Option Agreement shall confer upon the Grantee any right to or claim for employment, consultancy or a directorship with the Company or any of its subsidiaries.

        6.        TERMINATION OF OPTION.

                  (a) The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
                  Grantee's employment is terminated for any reason other than by reason of (A) Cause (which, for purposes hereof, shall have the meaning contained in the applicable terms of any then-effective Employment Agreement or, in the absence of such applicable terms, shall mean the Grantee's willful misconduct or gross negligence), (B) a mental or physical disability as determined pursuant to the applicable terms of any then-effective Employment Agreement or, in the absence of such applicable terms, by a medical doctor satisfactory to the Committee, (C) death, or (D) voluntary termination by the Grantee before the Grantee reaches age 65 or completes 30 years of employment by the Company (a "Voluntary Termination");

                           (ii) immediately upon a Voluntary Termination or the
                  termination of the Grantee's employment for Cause;

                           (iii) six months after the date on which the
                  Grantee's employment is terminated by reason of a mental or physical ability as determined in accordance with Subsection 6(a)(i)(B) above, except in the event that a then-effective Employment Agreement provides for full vesting upon termination for disability, in which case this Option shall terminate on the expiration date set forth in Section 3 hereof;

                  (iv) (A) 12 months after the date of termination of the Grantee's employment by reason of death of the Grantee, or (B) six months after the date on which the Grantee shall die if such death shall occur during the six-month period specified in Subsection 6(a)(iii) hereof, except in the event that a then-effective Employment Agreement provides for full vesting upon death, in which case this Option shall terminate on the expiration date set forth in Section 3; or (v) the expiration date of the Option set forth in Section 3.

                  ( b) The Company in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in

Subsections 1(a)(ii) or (iii) hereof, the Option to the extent that it remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after stockholder approval of such corporate transaction.

                  (c) Any termination of the Option by reason of cessation of employment shall be without prejudice to any rights or remedies which the Company or any of its subsidiaries may have against the holder of the Option under this Option Agreement or otherwise.

                  (d) For purposes of this Agreement, the Grantee's employment relationship with the Company will be deemed to have terminated on the 91st day of any authorized leave of absence unless the Grantee is guaranteed, by contract or statute, re-employment with the Company or a subsidiary corporation.

        7. NON-QUALIFICATION OF OPTION. The Option is not an "incentive stock option" as defined in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The federal income tax consequences which result from exercise of the Option have been fully explained to and understood by Grantee.

        8.        METHOD OF EXERCISING OPTION.

                  (a) Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice actually transmitted and received by the Company at its headquarters office. Such notice shall state that the Grantee elects to purchase shares under the Option and the number of shares for which the Option is being exercised, and it shall be signed by the person so exercising the Option. Such notice shall be accompanied by payment of the full purchase price of the shares (i) in cash, (ii) by check, or (iii) by tender of shares of Common Stock with a Fair Market Value (as defined in the Plan) equal to the full purchase price of the shares being acquired.

                  (b) If the Option is exercised by a person other than the Grantee, payment shall be accompanied by appropriate proof of the authority of such person to exercise the Option.

                  (c) The Company shall cause a certificate or certificates representing the shares purchased under the Option to be issued as soon as practicable after receipt of the notice of exercise and full payment. The certificate or certificates for such shares shall be registered in the name of the person exercising the Option or, at his request, in joint name with his spouse. All share certificates shall be delivered to or upon the written order of the person exercising the Option.

                  (d) All shares purchased through the exercise of the Option shall be fully paid and nonassessable.

                  (e) Notwithstanding the foregoing, the Company shall not be required to issue any shares in connection with a proposed Option exercise unless and until arrangements satisfactory to the Company in its sole discretion have been made for payment of the amount, if any, that is necessary to be withheld in accordance with applicable federal or state withholding tax requirements.

        9. REGISTRATION. If in the opinion of the Company any shares covered by the Option as to which Grantee gives valid notice of exercise may not be issued to Grantee without registration under the Securities Act of 1933, as amended (the "1933 Act"), the Company may so notify Grantee and return to him any consideration tendered to exercise this Option until such time as the shares are registered under the 1933 Act or in the opinion of the Company an exemption from such registration is applicable. Grantee represents and warrants to the Company as a condition of the granting of the Option, and for the continued validity thereof, that Grantee (and his estate, heirs or legatees, as the case may be) will not sell or offer for sale any shares of stock obtained hereunder in the absence of an effective registration statement as to such stock under the 1933 Act, unless the Company shall have received an opinion of counsel satisfactory to it that such registration is not required, and that no stock will be sold or offered for sale in violation of any applicable state securities laws. Grantee agrees that the Company may place a legend on any shares issued on exercise of the Option to reflect this provision.

       10. GENERAL. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                                             FIRST AMERICAN RAILWAYS, INC.

                                             BY:
                                                ----------------------------

                                             DATE:
                                                  --------------------------

                                             -------------------------------
                                             GRANTEE

                                             DATE:
                                                  --------------------------